UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2008

Tower Tech Holdings Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

101 South 16th Street, P.O. Box 1957

Manitowoc, Wisconsin 54221-1957

(Address of Principal Executive Offices and Zip Code)

(920) 684-5531

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On January 8, 2008, Tower Tech Holdings Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Membership Interest Purchase Agreement with Energy Maintenance Service, LLC (“Energy Maintenance Service”), Joseph A. Kolbach and the members of Energy Maintenance Service (collectively, the “Sellers”), pursuant to which the Company agreed to purchase all of the outstanding membership interests of Energy Maintenance Service (the “Agreement”). The Agreement was previously announced in the Company’s Current Report on Form 8-K dated December 9, 2007, and was attached as Exhibit 2.1 thereto.

The Amendment provides that closing of the acquisition will occur following the expiration of the waiting period for a filing the Company has made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, relating to its Amended and Restated Securities Purchase Agreement with Tontine Partners, L.P., Tontine Capital Partners, L.P. and Tontine 25 Overseas Master Fund, L.P., which agreement was summarized in the Company’s Current Report on Form 8-K dated December 28, 2007 and is filed as Exhibit 10.1 thereto. The Agreement remains subject to other customary closing conditions.

The Amendment also provides that Energy Maintenance Service will not terminate certain senior debt. In connection with the Amendment, the Company has agreed to guarantee this senior debt, which is equal to approximately $2.5 million in the aggregate.

The foregoing summary is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 11, 2008, the Company received notice from Daniel Wergin that he was resigning as a member of the Board of Directors and Audit Committee, effective immediately.

Item 9.01               Financial Statements and Exhibits.

(d)                                                                                 Exhibits:

2.1                                 Amendment No. 1 to the Membership Interest Purchase Agreement dated January 8, 2008 among Tower Tech Holdings Inc., Energy Maintenance Service, LLC, Joseph A. Kolbach and the members of Energy Maintenance Service, LLC.  Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to Amendment No. 1 to the Membership Interest Purchase Agreement as follows:

Schedules                                                                                         Supplemental Sellers’ Disclosure Schedules
Restated Buyer’s Disclosure Schedules

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 2008

TOWER TECH HOLDINGS INC.

/s/ Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Amendment No. 1 to the Membership Interest Purchase Agreement dated January 8, 2008 among Tower Tech Holdings Inc., Energy Maintenance Service, LLC, Joseph A. Kolbach and the members of Energy Maintenance Service, LLC. Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to Amendment No. 1 to the Membership Interest Purchase Agreement as follows:

	Schedules	Supplemental Sellers’ Disclosure Schedules
Restated Buyer’s Disclosure Schedules